Manitex International, Inc. Corporate Presentation (NASDAQ: MNTX) March 2015 Exhibit 99.1

Forward Looking Statements & Non-GAAP Measures
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as
“anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,”
“should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the
Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q4 2014 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures.
3/6/2015 Nasdaq: MNTX

Global provider of highly
specialized cranes-
straight-mast and
knucklebooms
Materials and container
handling equipment also
sold through
dealerships, globally
Miscellaneous
specialized equipment
Company Snapshot
Manitex
International, Inc.
Niches
Served
Company
Origin
Energy exploration and
field development
Power line construction
Military
Railroads
Ports
Government/agency
Construction-residential
and non-residential
Launched as a private
company in 2003
Publicly traded on
NASDAQ: MNTX
Steady organic growth
Industry consolidator:
consistently adding
branded product lines
through M&A  since
going public in 2006

3/6/2015 Nasdaq: MNTX

Company Timeline

3/6/2015 Nasdaq: MNTX
July 2013: Acquires
Sabre Manufacturing LLC
December 2009: Acquires
Load King Trailers
July 2009: Acquires
Badger Equipment Co.
November 2006:
Veri-Tek
Acquires LiftKing
July 2007: VCC
acquires Noble
forklift
May 2008: Name changed to Manitex International
and listed on Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
July 2006: Manitex
merges into Veri-Tek,
Intl. (VCC)
July 2010: CVS
Operating Agreement
2006
2007
2008
2009
2010 2011
2012
2013
July 2011: Closes
Acquisition of CVS
January 2003:
Manitowoc
divests
Manitex
March 2002:
Manitowoc
(NYSE:MTW)
acquires Grove
November 2013:
Acquires Valla SpA
of Piacenza, Italy
January 2015: Closes on
PM Group SpA
December 2014:
Closes on JV with
Terex for ASV
2015
2014

• Leading Italian
manufacturer of truck-
mounted hydraulic knuckle
boom cranes
• Diverse product lines
ranging up to 108 metric
tonnes in lifting capacity;
sales in 50 countries
• Engineered lifting equipment
• Manitex boom trucks
• SkyCrane aerial platforms
• Sign cranes
• RT forklifts
• Special mission-oriented
vehicles
• Carriers
• Heavy material handling
• Transporters & steel mill
equipment
Product Overview-Our Largest Product Groups

3/6/2015 Nasdaq: MNTX
• Compact track loaders and
skid-steer loaders
• Commercial and Residential
Markets
• Generally ideal for pick &
carry and digging
applications, site clearance

Competitive Positioning

Core Competencies
Strong brand history
Acknowledged product
development record
International dealers enable us to
follow demand
Focused on specialized equipment
and niche end-markets
Products
Niche markets
Broad end-user base
Highly customized/specialized;
will configure-to-order
Parts and service an important
part of business model
Superior ROI
Lower capital commitment for a boom truck vs.
competitors’ custom cranes of similar lifting capacity
Usually less or no special permitting vs. competitors’
custom cranes of  similar lifting capacity
3/6/2015 Nasdaq: MNTX

Financial Summary-Snapshot
$000,  except %
2010 2011 2012 2013 2014
Revenues $95,875 $142,291 $205,249 $245,072 $264,081
Gross Margin (%) 24.3% 20.6% 19.7% 19.0% 18.3%
Adjusted EBITDA** $8,676 $11,120 $17,957 $21,483 $20,864
Adj. EBITDA Margin (%)** 9.0% 7.8% 8.7% 8.8% 7.9%
Net income** $2,109 $2,780 $8,077 $10,178 $8,816**
Backlog $39,905 $83,700 $130,352 $77,281 $107,327
Key Statistics
Stock Price
(3/5/15)
$11.70/share
Market Cap (3/5/15)
$186.6M
Total Ent. Value (3/5/15)*
$368M
Ticker / Exchange MNTX/NasdaqCM
Capitalization
Basic Shares O/S *
15.9M
Diluted Shares O/S
*
15.9M
Est. Total Debt *
$186M

3/6/2015 Nasdaq: MNTX
*12/31/14 adjusted to include equity and debt issuance associated with PM-Group transaction subsequent to 12/31/2014
** Excludes $1.7M in after-tax acquisition and other costs--see reconciliation of non-GAAP items, slide 20)

Key Transactions 2014/2015 -ASV and PM-Group

3/6/2015 Nasdaq: MNTX
•
ASV (closed
12/2014)
is our Joint Venture
with Terex Corporation that brings a broad
product line of rubber-track crawler and
skid-steer loaders and accessories to the
product group.
•
ASV, Inc. had trailing twelve month
revenues of approximately $130 million.
•
Manitex contributes $25M into the Joint
Venture, with $20M in common shares and
debt securities being issued to Terex, as
well as $5M in cash; the JV has $44M in
non-recourse debt.
•
PM-Group S.p.A., (closed
1/2015)
is a
leading Italian manufacturer of truck
mounted hydraulic knuckle boom cranes
with a product range spanning more than
50 models.
•
PM-Group had trailing twelve month
revenues of approximately $100 million .
•
Consideration was $91 million, consisting
of a combination of debt, equity, and the
assumption of $60 million in non-recourse
PM-Group debt and liabilities.
A $500 Million+ Enterprise Entering 2015

$800
$700
$600
$500
$400
$300
$200
$100
$0
Combined Revenue (Manitex, PM-Group & ASV)
Pre-PM and ASV Revenue
at 5%
at 10%
at 20%
at 5%
at 10%
at 20%
56
96
142
205
245
494
519
EBITDA 46.7
543
EBITDA 48.9
593
EBITDA 53.4
545
EBITDA 49.0
598
EBITDA 553.8
711
EBITDA 64.0
2009
2010
2011
2012
2013
2014 pro forma*

Consistent Financial Growth 9 Historically Consistent EBITDA Margin of 9.0% 2010-2013 CAGR was 36.7% (pre- PM Group and pre-ASV) *2014 pro forma bar includes ASV and PM $M Opportunity 2016E 2015E

Boom Truck Crane Tonnage Distribution - Market
12%
29%
24%
11%
24%
<17
17>22.9
23>29.9
30>35.9
36>

Boom Truck Crane Tonnage Distribution - Manitex
7%
18%
25%
50%
17>22.9
23>29.9
30>35.9
36>

Lifting Equipment Market Overview—Straight
Mast
Market Overview
Principal products: boom truck cranes that vary in height
& tonnage capacity
Smaller tonnage cranes (<30 tons) more focused on
general construction markets; larger cranes (30+ tons)
focus on power line construction and energy
Larger tonnage cranes in higher demand since economic
downturn
Boom truck cranes typically less expensive than rough
terrain and all terrain cranes
Manitex Market Position
Broader market: ~65% of cranes shipped in the smaller
tonnage range; ~75% of Manitex shipments have been in
larger tonnage
Focus on being a niche player allows specialization tailored towards customers’ needs
Production distribution skewed toward larger tonnage
machines
First to launch 50-ton crane (May 2007)
Have developed a series of products around the demand
for larger tonnage cranes

3/6/2015 Nasdaq: MNTX

Knuckleboom Market Worldwide Sales (US$, millions)

$200
$200
$400
$1,400
$100
Western Europe
Eastern Europe
North America
South America
Rest of World

PM Sales by Region

20%
27%
2%
11%
40%
Western Europe
Eastern Europe
North America
South America
Rest of World

North American Knuckleboom Market

Palfinger
HIAB
FASSI
PM Group
Rest of Market
22%
30%
11%
12%
25%

MANITEX

The Knuckle boom Market- $2.3 Billion Globally
(Management Estimates)

3/6/2015 Nasdaq: MNTX
•
Large Market of $2.3 BN is roughly 2X the size of
the straight-mast boom truck market (global)
•
PM has a geographically diverse customer base with
70% of its business outside Europe
•
North American knuckleboom market is growing
•
Opportunity to increase PM Group’s No. American
market presence through Manitex’s distribution
network

NOBLE

FERRARI

TEREX

Manitowoc

Manitowoc Boom Trucks

LITTLE Giant

Manitex

MANITEX LIFTKING ULC

asv

BADGER EQUIPMENT COMPANY

Custom Built in America. For Today. For the Future.

LOAD KING

A MANITEX International Company

MANITEX

Replacement Parts & Service
Consistent Recurring Revenue

• Consistent recurring revenue stream throughout the cycle
– Typically generates 10%-20% of net sales in a quarter/year (ASV is approx. 25%)
– Typically carry 2x gross margin of core equipment business
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
– Serve additional brands
– Service team for crane equipment
– Automated proprietary system implemented in principal operations
3/6/2015 Nasdaq: MNTX

Investment Highlights

• Niche markets with
solid demand
drivers for products
• Steadying of
construction
environment and
energy markets
driving demand
• Diverse end
markets result in
risk mitigation
• Customer focused
design strategy
• Diversified product
offering
• Quickly adaptable
to changes in
demand*
• Commitment to
innovation,
research, &
product
development
• Revenue and
earnings growth
have consistently
outpaced market
and industrial peers
since 2009
• Backlog at $107M
as of 12/31/2014
• Manitex dealer
network provides
footprint for on-
going North
American expansion
• PM Group has little
penetration in US
and has excellent
non-US and non-
Europe customer
base
• No Customer
represents over 10%
of annual revenues
• Seasoned senior
management:
over 70 years of
collective industry
experience
• Successfully
integrated
multiple
acquisitions
• Significant
management
ownership
Growth in
End Markets
Flexible
Operating
Model
Broad Industry
& Geographic
Distribution
Growth in
Key Financial
Metrics
Experienced
Management
3/6/2015 Nasdaq: MNTX
*In 2009 “Great Recession” only ONE quarter without positive EBITDA
A consolidator in the lifting and hauling industry, Manitex International serves addressable markets with an estimated $4 BN in annual sales

Financial Overview
Manitex International, Inc.
Q4 2014
3/6/2015 Nasdaq: MNTX
*Q4 2014 Results may contain adjustments, please see reconciliation to GAAP on Slide 20 and Manitex Full Year and Fourth Quarter 2014 earnings release

Revenue
EBITDA
Net Income
Revenue
EBITDA & Net Income
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$66,909
$5,330
$2,185
$65,431
$6,225
$2,991
$66,197
$4,519
$1,768
Q4-2014
Q4-2013
Q3-2014

Key Figures - Quarterly

USD thousands except as noted
Q4-2014 Q4-2013 Q3-2014
Net sales $66,909 $65,431 $66,197
Gross profit 12,601 12,779 10,915
Gross margin % 18.8% 19.5% 16.5%
Operating expenses  10,865 7,759 7,504
Adjusted Net Income 2,185 2,991 1,768
Adjusted EBITDA 5,330 6,225 4,519
EBITDA % of Sales 8.0% 9.5% 6.8%
Backlog ($ million) 107.3 77.3 102.1
3/6/2015 Nasdaq: MNTX

Summary Balance Sheet

$000s
31-Dec-14 31-Dec-13 31-Dec-12 31-Dec-11 31-Dec-10
Current Assets 173,502 $121,798 $104,777 $71,209 $54,703
Fixed Assets 28,846 11,143 10,297 11,017 10,659
Other Long-Term Assets 114,960 49,673 36,430 39,365 40,155
Total Assets $317,308 $182,614 $151,504 $121,591 $105,517
Current Liabilities 84,032 $47,930 $43,351 $30,177 $23,011
Long-Term Liabilities 103,270 49,693 48,620 44,620 39,232
Total Liabilities 187,302 97,623 91,971 74,797 62,243
Shareholders’ Equity 130,006 84,991 59,533 46,794 43,274
Total Liabilities & Shareholders’
Equity $317,308 $182,614 $151,504 $121,591 $105,517
3/6/2015 Nasdaq: MNTX

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000
Q4-2014 Q4-2013
Working Capital $89,470 $73,868
Days sales outstanding (DSO) 95 53
Days payable outstanding (DPO) 60 45
Inventory turns 2.3 2.9
Current ratio 2.1 2.5
Operating working capital 129,112 86,677
Operating working capital % of annualized LQS 48.2% 33.1%
Working capital ratios skewed by annualized quarters sales and cost of goods sold only include 12 days for ASV from acquisition.
Excluding impact of ASV transaction, DSO, DPO and inventory turns were 71 days, 43 days, and 3.1 days respectively

“Focused
manufacturer of
engineered lifting
equipment”
$000
Dec 31, 2014 Dec 31, 2013
Total Cash $4,370 $6,091
Total Debt 112,294 54,201
Total Equity 130,006 84,991
Net capitalization 237,930 133,131
Net debt / capitalization 45.4% 36.1%
Trailing 12 month Adjusted EBITDA 20,864 21,483
Debt / Adjusted EBITDA 5.4x 2.5x
•
Net capitalization is the sum of debt plus equity minus cash
•
Net debt is total debt less cash
Debt and Liquidity
Debt at 12/31/14 includes:
Non recourse debt at ASV $43.6 million (term and revolving credit facilities)
Fair value of convertible debt for ASV transaction $6.6 million and $1.6 million note for transaction fees paid by
Terex
Manitex revolving credit facilities and Italian working capital facilities ($53.7 million)
Total available liquidity as 12/31/14 under credit facilities of approximately $25 million.
Average Debt Cost approximates 6%
Full year of ASV contribution would have resulted in a Debt/Adjusted EBITDA ratio of approximately 3.2x in 2014

* Non-GAAP Reconciliations

3/6/2015 Nasdaq: MNTX
Three Months Ended Twelve Months Ended
December 31,
2014
December 31,
2013
December 31,
2014
December 31,
2013
Net  income 472 2,991 7,103 10,178
Net loss attributable to noncontrolling
interest (136) -- (136) --
Income tax 393 1,182 3,676 4,269
Interest expense 958 765 3,150 2,946
Foreign currency transaction losses (gain)  80 23 107 95
Other (income) expense (31) 59 36 50
Acquisition and other expense 2,356 - 2,356 -
Depreciation & Amortization 1,238 1,205 4,572 3,945
Adjusted Earnings before interest,
taxes, depreciation and amortization
(Adjusted EBITDA) $5,330 $6,225 $20,864 $21,483
Adjusted EBITDA % to sales 8.0% 9.5% 7.9% 8.8%
Three Months Ended Twelve Months Ended
December 31,
2014
December 31,
2013
December 31,
2014
December 31,
2013
Net  income as reported 472 2,991 7,103 10,178
Pre – tax acquisition and other expenses 2,517 -- 2,517 -
Tax effect based on jurisdictional blend (804) -- (804) -
Adjusted Net Income $2,185 $2,991 $8,816 $10,178
Weighted average diluted shares
outstanding 14,029,205 13,821,352 13,904,289 12,717,575
Diluted earnings per share as reported $0.03 $0.22 $0.51 $0.80
Total EPS Effect $0.13 -- $0.12 --
Adjusted Diluted earnings per share $0.16 $0.22 $0.63 $0.80
Reconciliation of GAAP Net Income to Adjusted EBITDA (in thousands)
Reconciliation of GAAP Net Income to Adjusted Net Income (in thousands)

Experienced Management Team

Name & Title Experience
David Langevin
Chairman & CEO
20+ years principally with Terex
Andrew Rooke
President & COO
20+ years principally with Rolls Royce, GKN Sinter Metals,
Off-Highway & Auto Divisions
David Gransee
CFO & Treasurer
Formerly with Arthur Andersen,  15+ years with Eon Labs
(formerly listed)
Robert Litchev
President – Manufacturing Operations
10+ years principally with Terex
Scott Rolston
SVP Strategic Planning
13+ years principally with Manitowoc
Bruce Peterson
SVP Sales and Marketing
20+ years principally with Manitowoc
3/6/2015 Nasdaq: MNTX

Manitex			
BADGER EQUIPMENT COMPANY			
MANITEX LIFTKING			
LOAD KING			
FERRARI			
MANITEX SABRE			

MANITEX INTERNATIONAL

Operating Companies

Brand Products End Markets Drivers
• Boom trucks and cranes
• Sign cranes
• Parts
• Energy exploration
• Power transmission
• Industrial projects
• Infrastructure development
• Strong end market demand for specialized,
competitively differentiated products for oil, gas,
and energy sectors
• Product development
• Rough terrain cranes
• Specialized construction
equipment
• Parts
• Railroad
• Construction
• Refineries
• Municipality
• Equipment replacement cycle in small tonnage
flexible cranes for refinery market
• More efficient product offering across end
markets
• Rough terrain forklifts
• Special mission-oriented vehicles
• Custom specialized carriers
• Parts
• Military
• Utility
• Ship building
• Commercial
• Steady, profitable growth from both commercial
and military application of products
• Custom trailers
• Hauling systems for heavy
equipment transport
• Parts
• Energy
• Mining
• Railroad
• Commercial construction
• U.S. energy exploration build-out
• Oil and gas exploration
• General infrastructure construction
• Reach stackers
• Container handling forklifts
• Parts
• Global container market • International container market and global trade
• Re-establishing customer relationships and select
product categories
• Specialized equipment for liquid
storage & containment
• 8,000-21,000 gallon capacities
• Large client base in energy sector
• Petrochemical
• Waste management
• Oil & gas drilling
• Reputation for quality & innovation
• Serves a market of over $1B annually
• At acquisition, TTM (3/31/13) revenues ~ $39.1M,
adjusted EBITDA ~ $4.5M, EBIT ~ $4.2M
3/6/2015 Nasdaq: MNTX

MANITEX VALLA

PM

OIL & STEEL
AERIAL PLATFORMS

asv

MANITEX

Operating Companies

Brand Products End Markets Drivers
• Precision pick & carry cranes
• Automotive
• Chemical / petrochemical
• Industrial projects
• Infrastructure development
• Aerospace
• Construction
• Strong end market demand for specialized,
competitively differentiated products
• Environmental (electric) or hazardous (spark free)
developments
• Product development
3/6/2015 Nasdaq: MNTX
• Knuckle boom cranes
• Truck-mounted Aerial Platforms
• Energy
• Construction
• Infrastructure
• Utilities
• Growing acceptance of knucklebooms in North
American markets
• Oil and gas exploration creating demand
• Product development
• Compact track loaders
• Skid-steer loaders
• Construction
• Infrastructure
• Improving fundamentals in general construction
markets, residential and light commercial